SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only ( as permitted by Rule 14a-6 (e) (2) )
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials

/ /   Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            COMMUNITY WEST BANCSHARES

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Name of Registrant as Specified in Its Charter)

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      (Name of Person (s) Filing Proxy Statement, if other than Registrant

Payment of Filing Fee (Check the appropriate box) :

/X/  No  fee  Required.

/ /  Fee computed on table below per  Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)   Title  of  each  class  of  securities  to which transaction applies:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Aggregate  number  of  securities  to  which  transaction  applies:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Proposed  maximum  aggregate  value  of  transaction:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (5)   Total  fee  paid:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount  previously  paid
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (2)   Form,  schedule  or  registration  statement  number:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (3)   Filing  party:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     (4)   Date  filed:
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            COMMUNITY WEST BANCSHARES
                                 445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-5821

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held at the Holiday Inn, 5650 Calle Real, Goleta, California 93117, on Thursday, May 27, 2004, at
6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect seven persons to the Board of Directors of the Company (Board) to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board nominees:

          Robert H. Bartlein           William R. Peeples
          Jean W. Blois                James R. Sims, Jr.
          John D. Illgen               Kirk B. Stovesand
          Lynda J. Nahra

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or postponements thereof.

     The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting and shareholders are encouraged to read it in its entirety.

     The Board has fixed the close of business on April 9, 2004, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board. All proposals set forth above are proposals of the Company. It is expected that these materials will be mailed to shareholders on or about April 9, 2004.

     The Bylaws of the Company provide for the nomination of Directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.

                             By Order of the Board of Directors,

                             John D. Illgen, Secretary

Dated: April 9, 2004
Goleta, California



                           ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: CHARLES G. BALTUSKONIS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CA 93117-3474, TELEPHONE (805) 692-5821, ON THE COMPANY'S WEBSITE AT WWW.COMMUNITYWEST.COM AND ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                          GOLETA, CALIFORNIA 93117-3474
                            ________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 2004
                            ________________________

                       SOLICITATION AND VOTING OF PROXIES

     Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting (Meeting) of Shareholders, to be held on Thursday, May 27, 2004 at 6:00 P.M. PDT at the
Holiday Inn, 5650 Calle Real, Goleta, California 93117, and at any and all adjournments and postponements thereof, and, the designated proxyholders (Proxyholders) are members of the Company's management. Only shareholders of record (shareholders) on April 9, 2004 (Record Date) are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card (Proxy) first will be mailed to shareholders on or about April 9, 2004. The Company's Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2003, accompanies this Proxy Statement.

     Regardless of the number of shares of Common Stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE
BOARD WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR ALL NOMINEES" FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

     Other than the matters set forth on the attached Notice of the Meeting, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers to the designated Proxyholders discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, that may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

     You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

     The following matters will be considered and voted upon at the Meeting:

     1. ELECTION OF DIRECTORS. To elect seven persons to the Board of Directors to serve until the 2005 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

               Robert H. Bartlein            William R. Peeples
               Jean W. Blois                 James R. Sims, Jr.
               John D. Illgen                Kirk B. Stovesand
               Lynda J. Nahra

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or postponements thereof.

     This solicitation of proxies is being made by the Board. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Goleta National Bank (GNB), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The total estimated cost of the solicitation is $5,000.

                                VOTING SECURITIES

     The securities that may be voted at the Meeting consist of shares of Common Stock. The close of business on April 9, 2004 has been fixed by the Board as the Record Date for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournment or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,710,969 shares. Each shareholder is entitled to one vote, in person or by proxy, for each share as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate provided that the candidates' names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that Shareholder, or to distribute such votes among as many candidates as the shareholder deems fit. The Company is soliciting authority to cumulate votes in the election of Directors, and the enclosed Proxy grants discretionary authority for this purpose. The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

     Of the shares of Common Stock outstanding on the Record Date, 1,026,206 shares of Common Stock (17.97%) of the issued and outstanding shares of Common Stock) were beneficially owned by Directors and executive officers of the Company. Such persons have informed the Company that they will vote "FOR" the election of the nominees to the Board.

     Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by Shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum. Accordingly, in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Abstentions and broker non-votes do not have the effect of votes in opposition to any nominee for election of Director.

     If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board nominees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND
                               EXECUTIVE OFFICERS

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by persons (other than depositories) known to the Company to own more than 5% of the Company's outstanding Common Stock, by the Company's Directors and executive officers, and by all Directors and executive officers of the Company as a group.

     Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA.

                                                    NUMBER OF SHARES OF    NUMBER OF SHARES   PERCENT OF CLASS
                                                       COMMON STOCK       SUBJECT TO VESTED     BENEFICIALLY
NAME AND TITLE                                     BENEFICIALLY OWNED(1)   STOCK OPTIONS(2)       OWNED(2)
-------------------------------------------------  ---------------------  ------------------  -----------------
CHARLES G. BALTUSKONIS, Executive Vice President                   5,300              1,500                  *
  and Chief Financial Officer, CWBC and GNB

ROBERT H. BARTLEIN, Director, Acting Chairman of                 135,762             13,545               2.61%
  the Board, GNB

JAMES K. BATTAGLIA, Senior Vice President, GNB                     1,000              1,500                  *

JEAN W. BLOIS, Director                                           48,824             25,099               1.29%

CYNTHIA M. HOOPER, Senior Vice President, GNB                      9,600              7,200                  *

JOHN D. ILLGEN, Director                                          46,956             27,959               1.31%

INVESTORS OF AMERICA LIMITED PARTNERSHIP (3)                     568,696                  -               9.96%

BERNARD R. MERRY, Senior Vice President, GNB                           -             16,700                  *

LYNDA J. NAHRA, Director, President and Chief                      3,350             40,300                .76%
  Executive Officer, CWBC and GNB

WILLIAM R. PEEPLES, Director, Acting Chairman of                 754,273                  -              13.21%
  the Board, CWBC (4)

JAMES R. SIMS, JR., Director                                      19,141             27,959                .82%

KIRK B. STOVESAND, Director                                        2,000              5,000                  *

WILLIAM VIANI, Executive Vice President, GNB                           -              8,000                  -

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                1,026,206          174,762(5)             20.40%
  (12 in number)

*    Less than .5%

(1)     Includes  shares  beneficially  owned,  directly  and  indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants.  Also includes shares held as trustee and held by or as custodian for minor children.  Unless otherwise noted, all shares are held as community property under
California law or with sole investment and voting power.

(2)     Shares  subject  to options held by Directors or executive officers that are exercisable within 60 days after  the  Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(3)     Address is: 135 North Meramec, Clayton, MO 63105.


                                        3

(4)     Includes  171,800 shares held by Mr. Peeples' spouse, concerning which Mr. Peeples disclaims beneficial ownership.

(5)     Does  not  include  an  aggregate  of  116,800 shares subject to options held by Directors or executive officers that were exercisable more than 60 days after the Record Date.



PROPOSAL  1

                              ELECTION OF DIRECTORS

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The Company's Bylaws provide that the authorized number of Directors shall be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders. The number of Directors is currently fixed at seven.

     At the Meeting, seven persons will be elected to serve as Directors of the Company until the 2005 Annual Meeting and until their successors are elected and have qualified. The seven persons named below, all of whom are currently Directors of the Company, have been nominated by the Board for re-election. A Proxy that is submitted with the instruction "FOR all nominees listed" or without instructions will be voted in such a way as to effect the election of all seven nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     Pursuant to Nasdaq Stock Market (NASD) Rule 4200 (a) 15, the Board has made an affirmative determination that the following members of the Board are "independent" within the meaning of such rule: Robert H. Bartlein, Jean W. Blois, John D. Illgen, William R. Peeples, James R. Sims, Jr. and Kirk B. Stovesand. As such, pursuant to NASD Rule 4350 (c) (1), a majority of the members of the Board and all the members of the Audit Committee are "independent" as so defined.

     The following persons have been nominated for election by the Board:

               Robert H. Bartlein          William R. Peeples
               Jean W. Blois               James R. Sims, Jr.
               John D. Illgen              Kirk B. Stovesand
               Lynda J. Nahra

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

INFORMATION ABOUT THE NOMINEES

ROBERT H. BARTLEIN (AGE 56)

     Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of GNB since 1989. Mr. Bartlein serves on CWBC's Nominating and Corporate Governance Committee and is Acting Chairman of the Board of GNB, Chairman of the Loan Committee and a member of the Executive Committee. He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with five California offices as well as offices in other states. He is a graduate of the University of Wisconsin - Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee. Mr. Bartlein is past President and a Director of the American Lung Association of Santa Barbara and Ventura Counties.

JEAN W. BLOIS (AGE 76)

     Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and of GNB since 1989. She is Chairman of GNB's Personnel / Compensation Committee and a member of the Asset / Liability Committee. She co-founded Blois Construction, Inc. and served in a financial capacity before retirement. She formed her own consulting firm, Jean to the Rescue. Mrs. Blois graduated with a BS from the University of California, Berkeley. She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years and is currently a council member for the City of Goleta.

JOHN D. ILLGEN (AGE 59)

     Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of GNB since 1989. He is Secretary of the Board of CWBC and a member of the Nominating and Corporate Governance Committee, Chairman of GNB's Asset / Liability Committee and a member of the Personnel / Compensation and Compliance Committees. Mr. Illgen is a Vice President and a Director of Northrop Grumman Simulation Technologies Corp. (NGC). He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with NGC in December 2003. Mr. Illgen is a Director of the National Defense Industry Association and appears on General Alexander Haig's "World Business Review" as an industry expert in information systems, modeling and simulation. Mr. Illgen is an honorary member of the Santa Barbara Scholarship Foundation Board and a Past President (1979-80) of Goleta Rotary Club.

LYNDA  J.  NAHRA  (AGE  53)

     Ms. Nahra has been President and Chief Executive Officer of GNB since 2000, and of CWBC since February 2004, after serving in various positions of increasing responsibility for GNB since 1997. Ms. Nahra is a member of GNB and CWBC's Boards and serves on GNB's Loan, Asset / Liability, Compliance, Management Succession and Disclosure Committees. Her banking career began in 1970 with Bank of America and her banking experience has included management positions in operations, consumer and commercial lending, sales, private banking and corporate banking. Ms. Nahra serves as a Director of Women's Economic Ventures and the Girl Scouts of Tres Condados, is a Finance Committee member for the Goleta Montessori Center School and the Santa Barbara United Way and is a member of Montecito Rotary Club. Ms. Nahra's educational background is from California Western University in San Diego and Pacific Coast Banking School.

WILLIAM  R.  PEEPLES  (AGE  61)

     Mr. Peeples is Acting Chairman of the Board of CWBC and a founder and Director of GNB since 1989. Mr. Peeples is Chairman of CWBC's Audit, Nominating and Corporate Governance Committees and serves on GNB's Loan, Personnel / Compensation, Executive and Management Succession Committees. Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987. He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985. Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships. Mr. Peeples holds a BBA from the University of Wisconsin - Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

JAMES R. SIMS JR. (AGE 68)

     Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of GNB since 1989. Mr. Sims serves on GNB's Compliance and Audit Committees and previously served on the Finance Committee. Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara. He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served in 1984 as Regional Vice President of the California Association of Realtors. Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

KIRK B. STOVESAND (AGE 41)

     Mr. Stovesand has been a member of the Board of CWBC and GNB since May 2003. Mr. Stovesand serves on GNB's Audit Committee and is Secretary of GNB's Board. He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm. Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics. Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University. He is a Certified Financial Planner and a member of the American Institute of Certified Public Accountants.

     None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 (Exchange Act) or any investment company registered under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

EXECUTIVE AND CERTAIN OTHER KEY OFFICERS (not members of the Board)

     The following sets forth, as of the Record Date, the names and certain other information concerning executive and certain other key officers of the Company, in addition to the executive officer who is nominated for election as a Director.

CHARLES G. BALTUSKONIS (AGE 53)

     Mr. Baltuskonis, Executive Vice President and Chief Financial Officer of CWBC and GNB, has been with the Company since November 2002. He served as Senior Vice President and Chief Accounting Officer of Mego Financial Corporation from 1997 to 2002, and Senior Vice President and Controller of TAC Bancshares from 1995 to 1997. Prior to that, he was Chief Financial Officer of F&C Bancshares and of First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young, specializing in services to financial institutions. Mr. Baltuskonis is a certified public accountant, a member of the American Institute of Certified Public Accountants and holds a BS from Villanova University.

JAMES K. BATTAGLIA (AGE 61)

     Mr. Battaglia, Senior Vice President, SBA Lending, has been with GNB since January 2003. Initially, he managed the Sacramento / Northern California Region. As of August 2003, Mr. Battaglia was appointed overall business manager of GNB's SBA Division. He served as Senior Vice President and SBA Division Manager from 2000 to 2002 and SBA Credit Administrator from 1994 to 1999 at Sacramento Commercial Bank, and as Vice President, SBA Credit Administration from 1989 to 1993 at Truckee River Bank. Prior to that, he held construction management positions with SOHIO Construction

Company and Alyeska Pipeline Service Company. Mr. Battaglia holds a BS in Economics from the University of Oregon.

CYNTHIA M. HOOPER (AGE 41)

     Ms. Hooper, Senior Vice President, SBA Lending, has been with GNB since 1989. She started at GNB in commercial lending and currently manages the SBA underwriting and processing unit, which underwrites and processes loans for 15 Preferred Lender territories in nine states. Prior to serving at GNB, she was in commercial lending at City Commerce Bank. Ms. Hooper is a member of the National Association of Government Guaranteed Lenders and has served as a Director of the Goleta Chamber of Commerce.

BERNARD R. MERRY (AGE 56)

     Mr. Merry, Senior Vice President, Mortgage, has been with GNB since 1998. His GNB roles have included HUD Administrator and head of Alternative Mortgage Products. He was named Mortgage Division Manager in November 2001. Currently, Mr. Merry oversees GNB's Retail and Wholesale Mortgage Departments. He formerly was a Vice President for ITT Financial Services for 24 years managing their West Coast Broker Division and California Real Estate Collection Department. Mr.
Merry worked as a consultant for Option One Mortgage Corporation and as Assistant Vice President for Cityscape Mortgage Corporation, opening its Western States operation.

WILLIAM VIANI (AGE 56)

     Mr. Viani, Executive Vice President and Credit Administrator of GNB, has been with the Company since 1996. He has held various positions with GNB, most recently Senior SBA Loan Officer. Mr. Viani began his banking career with Crocker National Bank and his experience includes commercial credit, special assets and corporate banking. From 1993 to 1996, he was with El Camino National Bank, serving as President and Chief Executive Officer from 1995 to 1996. From 1988 to 1993, he was Senior Lending Officer with Ventura County National Bank. Mr. Viani is a member of Risk Management Associates and holds a BS in Economics from Loyola University and an MA from the University of Southern California.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

     The Board met 14 times (12 regular meetings and two special meetings) during the year ended December 31, 2003, and had the following standing committees that met during the year: Audit Committee and Personnel / Compensation Committee. The Company formed a Nominating and Corporate Governance Committee in 2004. In addition, the Company's Directors served on the Board of Directors of GNB, including the various committees established by that subsidiary. During 2003, none of the Company's Directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served. All the Board members attended the 2003 Annual Meeting of Shareholders.

     The Audit Committee is composed of three independent Directors: Messrs. Peeples, Sims and Stovesand. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent auditors. The Audit Committee met six times during 2003.

     The Nominating and Corporate Governance Committee was formed in 2004 and is composed of three independent Directors: Messrs. Peeples, Bartlein and Illgen. The Committee is responsible for recommendations regarding the Board's composition and structure and policies and processes regarding overall corporate governance.

     The  Personnel  /  Compensation  Committee is composed of three independent
Directors: Mrs. Blois and Messrs. Illgen and Peeples. The Committee is responsible for determining executive compensation. This Committee met once during 2003.

SHAREHOLDER  COMMUNICATION  WITH  DIRECTORS

     Shareholders may communicate directly with the Board by writing to:

     William R. Peeples, Acting Chairman of the Board of Directors Community West Bancshares
     445 Pine Avenue
     Goleta,  CA  93117-3474

DIRECTORS' COMPENSATION

     There were no CWBC Director fees paid during 2003.

     GNB Directors' fees were suspended after March 2002 and reinstated in April 2003. GNB's non-employee Directors are now paid for attendance at Board meetings at the rate of $1,000 for each regular Board meeting (with the Chairman receiving $1,500), and $200 for each committee meeting. If a Director attends a meeting by telephone, only 25% of the above fee is received. Also, in 2003, each non-employee Director received compensation of $3,500.

AUDIT COMMITTEE REPORT

     The Report of the Audit Committee of the Board shall not be deemed filed under the Securities Act of 1933 (Securities Act) or under the Exchange Act.

     The Board maintains an Audit Committee comprised of three of the Company's Directors, who each met the independence and experience requirements of the NASD Rule 4350 (c) (1). The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company. The Audit Committee operates under a written charter, which was last amended and ratified on April 24, 2003, and is assessed annually for adequacy by the Audit Committee.

     Based on the attributes, education and experience requirements required by NASD Rule 4350 (d) (2) (A), the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified William R. Peeples as an "Audit Committee Financial Expert" as defined under
Item 401 (h) of Regulation S-K, and has determined him to be independent.

     Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

     - Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2003; and

     - Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     The Company's independent auditors, Ernst & Young LLP (Ernst), are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

     - Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and Section 204 of the Sarbanes-Oxley Act of 2002; and

     - Received and discussed with Ernst the written disclosures and the letter from Ernst required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2003 was compatible with their independence.

     In addition, the Company received a letter from Ernst to the effect that Ernst's audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

     In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

     Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                         THE AUDIT COMMITTEE

                                         William R. Peeples, Chairman
                                         James R. Sims, Jr.
                                         Kirk B. Stovesand

Dated: February 26, 2004


NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Company's Nominating and Corporate Governance Committee (NCGC Committee) was established in February 2004 and the committee charter was approved in March 2004. A copy of the charter is attached to this Proxy Statement as Appendix A. The NCGC Committee, consisting of three independent Directors, makes recommendations to the Board regarding the Board's composition and structure, nominations for elections of Directors and policies and processes regarding principles of corporate governance to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders. The NCGC
Committee will review the qualifications of, and recommend to the Board, candidates as additions, or to fill Board vacancies if any were to occur during the year.

     The NCGC Committee will consider, as part of its nomination process, any director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading "2005 Shareholder Proposals". The NCGC Committee will follow the processes in the charter when identifying and evaluating overall Board composition and individual nominees to the Board.

PERSONNEL / COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Personnel / Compensation Committee (PC Committee) is made up of three Directors, none of whom served as an officer of the Company or of its subsidiaries. The Company's executive officers have represented to the Company that none of them served on the Board or PC Committee, or in an equivalent capacity, of another entity.

PERSONNEL / COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Report of the PC Committee of the Board shall not be deemed to be filed under the Securities Act or under the Exchange Act.

     The PC Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs and for administering the compensation of the Company's executive and senior officers.

     The PC Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board in its role in establishing objectives regarding executive compensation. The PC Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards and stock option awards, as well as benefits under employee benefit plans. Salary levels recommended by the PC Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The PC Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     In establishing executive compensation for the Chief Executive Officer of CWBC and GNB, the PC Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. In determining Ms. Nahra's compensation, the PC Committee used both quantitative and qualitative criteria. They included estimated (at the time) earnings of over $2 million, which is indicative of creation of shareholder value; capital strength, as evidenced by the qualification of GNB as "well capitalized"; continued strong asset quality; improvements in customer service and compliance; the development of other executive and senior talent in the Company; and, working with the management group, to diligently and expeditiously perform procedures to ensure the Consent Order was timely removed by the Office of the Comptroller of the Currency (OCC). The PC Committee also considered the amount of time the executive had been with the Company, performance goals and general industry customs. Generally excluded from the PC Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity or the imposition of changes in generally accepted accounting principles.

     The PC Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                                 THE PERSONNEL / COMPENSATION COMMITTEE

                                 Jean W. Blois, Chairman
                                 John D. Illgen
                                 William R. Peeples

Dated: November 19, 2003

EXECUTIVE  COMPENSATION

     The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, the compensation information for the Company's Chief Executive Officer and the other four most highly compensated executive officers serving the Company in 2003 (collectively, the Named Executive Officers).

                                       SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                ANNUAL COMPENSATION         COMPENSATION
                                                -------------------         ------------
                                                                             SECURITIES
                                                               OTHER ANNUAL  UNDERLYING  (1) ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR   SALARY    BONUS   COMPENSATION   OPTIONS     COMPENSATION
------------------------------------  ----  --------  -------  ------------  ----------  --------------
LYNDA J. NAHRA, President and Chief   2003  $165,000  $35,000    (2) $7,679      55,000  $        2,846
  Executive Officer, CWBC and GNB     2002   142,501   20,000             -           -           2,519
                                      2001   129,167   25,000   (3)   1,806       4,000           2,161
CHARLES G. BALTUSKONIS, Executive     2003   125,000   15,000             -      10,000           1,771
  Vice President and Chief Financial  2002    15,625        -             -       7,500               -
  Officer, CWBC and GNB
JAMES K. BATTAGLIA, Senior Vice       2003   116,980    7,500    (4) 16,000      11,500           1,176
  President, SBA Loans, GNB
CYNTHIA M. HOOPER, Senior Vice        2003   109,375    7,500             -           -           1,825
  President, SBA Loans, GNB           2002    98,797    3,750             -      10,000           2,210
                                      2001    85,000        -    (3) 39,400           -           1,667
BERNARD R. MERRY, Senior Vice         2003   159,972    7,500             -           -           2,794
  President, Mortgage Division        2002   142,451    9,500             -           -           2,433
  Manager, GNB                        2001   131,016   15,000             -       4,000           2,614

(1)  Amounts represent Company's 401 (k) matching contribution.

(2)  Amount represents deferrals plus interest on Ms. Nahra's deferred compensation plan.

(3)  Amounts were for commissions. Ms. Nahra and Ms. Hooper no longer receive commissions.

(4)  Includes a $10,000 sign-on bonus and a $6,000 automobile allowance.

STOCK  OPTIONS

     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (1997 Plan) providing for the issuance of up to 842,014 option shares. At the 2003 Annual Meeting of Shareholders, an additional 450,000 option shares were approved, for an aggregate total of 1,292,014 option shares. As of the Record Date, 357,356 options had been exercised and options for 552,407 shares were outstanding, leaving 382,251 shares available for future grants.

     The following table sets forth certain information regarding stock options granted by the Company to the Named Executive Officers during 2003:

                                OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------
                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                           Annual Rates of Stock
                                                                           Price Appreciation for
                              Individual Grants                                Option Term (2)
---------------------------------------------------------------------------  -------------------

                        Number of     Percent of
                        Securities   Total Options
                        Underlying    Granted to      Exercise
                         Options     Employees in      Price     Expiration
Name                     Granted    Fiscal Year (1)  ($/share)      Date        5%        10%
----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Charles G. Baltuskonis      10,000             5.1%  $     6.50        7/13  $40,878   $103,593
----------------------  ----------  ---------------  ----------  ----------  --------  ---------
James K. Battaglia           7,500             3.8%        4.64        1/13   21,886     55,462
----------------------  ----------  ---------------  ----------  ----------  --------  ---------
James K. Battaglia           4,000             2.0%        6.50        7/13   16,351     41,437
----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Lynda J. Nahra              20,000            10.1%        4.64        1/13   58,361    147,899
----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Lynda J. Nahra              30,000            15.2%        5.23        4/13   98,674    250,058
----------------------  ----------  ---------------  ----------  ----------  --------  ---------
Lynda J. Nahra               5,000             2.5%        6.50        7/13   20,439     51,797
------------------------------------------------------------------------------------------------

(1) The Company issued options to purchase 198,000 shares of Common Stock in 2003. The Company issued  no  stock  appreciation  rights  in  2003.

(2) Potential realizable value assumes that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the options expire.  These numbers are  calculated  based  on  the  SEC's  requirements and do not represent an estimate by CWBC of future  stock  price  growth.

     The following table sets forth certain information regarding stock options outstanding at December 31, 2003 for the Named Executive Officers.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------
                                                             Number of
                                                             Securities           Value of
                                                             Underlying        Unexercised In-
                                                            Unexercised           the-Money
                                                         Options at Fiscal    Options at Fiscal
                                                            Year End (#         Year End (1)
                        Shares Acquired                     exercisable/       ($exercisable/
Name                      on Exercise    Value Realized    unexercisable)      unexercisable)
----------------------  ---------------  --------------  ------------------  -------------------
Lynda J. Nahra                        -               -       29,500/53,000  $   48,415/$209,150
----------------------  ---------------  --------------  ------------------  -------------------
Charles G. Baltuskonis                -               -        1,500/16,000  $     6,630/$51,520
----------------------  ---------------  --------------  ------------------  -------------------
James K. Battaglia                    -               -            -/11,500  $         -/$42,700
----------------------  ---------------  --------------  ------------------  -------------------
Cynthia M. Hooper                     -               -         4,400/9,600  $    14,200/$38,800
----------------------  ---------------  --------------  ------------------  -------------------
Bernard R. Merry                      -               -        15,900/2,600  $     26,143/$6,975
------------------------------------------------------------------------------------------------

(1)     Based  on the closing price on the Nasdaq National Market at $9.00 per share on December
31,  2003.

                       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
                                         (AS OF DECEMBER 31, 2003)

------------------------------------------------------------------------------------------------------------
                                        Number of
                                     securities to be                             Number of securities
                                       issued upon       Weighted-average    remaining available for future
                                       exercise of       exercise price of        issuance under equity
                                       outstanding          outstanding            compensation plans
                                    options, warrants    options, warrants        (excluding securities
Plan Category                           and rights          and rights           reflected in column (a)
----------------------------------  ------------------  -------------------  -------------------------------
                                           (a)                  (b)                        (c)
----------------------------------  ------------------  -------------------  -------------------------------
Plans approved by shareholders                 463,207  $              6.04                          475,651
----------------------------------  ------------------  -------------------  -------------------------------
Plans not approved by shareholders                   -                  N/A                                -
----------------------------------  ------------------  -------------------  -------------------------------
Total                                          463,207                                               475,651
------------------------------------------------------------------------------------------------------------


EMPLOYMENT  AND  OTHER  COMPENSATION  AGREEMENTS

     Ms. Nahra has an Employment Contract that expires December 31, 2006. As of July 1, 2003, Ms. Nahra's annual base salary was increased to $175,000. In addition, she has a deferred compensation account maintained at GNB for her benefit, to which 6% of her base salary (currently $10,500 per annum) is credited, along with interest at the then-current GNB six-month certificate of deposit rate. Ms. Nahra is also eligible for an annual bonus at the sole discretion of GNB's Board Personnel / Compensation Committee. For 2003, such bonus amount awarded was $35,000. Ms. Nahra's contract specifies that, in the event of termination without cause, she would continue to receive salary and benefits plus deferred compensation for a period of three months. Also, the contract contains a change of control (as defined) clause whereby, if she is terminated within one year following such event, she would be entitled to six months base salary plus deferred compensation.

     Mr. Llewellyn W. Stone served as Chief Executive Officer and President of the Company until September 1, 2001. Mr. Stone continued as Chief Executive Officer of the Company until December 31, 2001, at which time he entered into a 26-month contract to serve as a part-time employee and consultant for a monthly salary of $3,646. Mr. Stone is a party to an Executive Salary Continuation Agreement (ESC) with the Company dated January 1, 1994. The purpose of the ESC was to provide an incentive to Mr. Stone for his continuing employment with GNB on a long-term basis. The ESC provides Mr. Stone with salary continuation benefits of up to $50,000 per year for 15 years after retirement. Normal retirement under the ESC was age 61. The present value of the contractual liability has been recognized in the Company's audited financial statements.
Beginning in March 2004, Mr. Stone began receiving benefit payments under the ESC.

PROFIT  SHARING  AND  401(K)  PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan after three months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component and the Company may make contributions under the plan's profit sharing component, subject to certain limitations. The Company's contributions were determined by the Board and amounted to $128,776, $171,467 and $176,782, respectively, in 2003, 2002 and 2001.

STOCK  PERFORMANCE  GRAPH

     The following graph presents the cumulative, five-year total return for the Company's Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded on the Nasdaq National Market, and the SNL Securities Index of banks having under $500 million in total assets, which the Company believes is representative of peer issuers. The graph assumes an initial investment of $100 in each of the Company's Common Stock, the securities underlying the Nasdaq Total Return Index and the securities underlying the SNL Index for Banks on December 31, 1998, and that all dividends were reinvested. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                    [GRAPHIC OMITTED]


                                                   YEAR ENDED
                           ----------------------------------------------------------
INDEX                      12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
-------------------------  --------  --------  --------  --------  --------  --------
Community West Bancshares    100.00     75.21     41.17     63.75     49.83     95.62
NASDAQ - Total US            100.00    185.95    113.19     89.65     61.67     92.90
SNL <$500M Bank Index        100.00     92.57     89.30    123.53    158.20    230.92


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of and have had banking transactions with GNB in the ordinary course of business. GNB expects to have such ordinary banking transactions with such persons in the future. In the opinion of GNB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although GNB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with GNB's internal lending policies and statutory lending limits.

                             1997 STOCK OPTION PLAN

ELIGIBILITY

     Full-time employees, officers and Board members of CWBC and subsidiaries, including GNB, are eligible to receive awards under the Plan at the discretion of the Board.

     As of December 31, 2003, the Plan currently has available unissued and authorized grants to Directors of options to purchase up to 160,002 shares of Common Stock.

ADMINISTRATION

     The Board, serving as the "Stock Option Committee", administers the Plan. The Board has the authority to make all determinations and approvals. Members of the Board receive no additional compensation for their administration of the Plan.

TERMS OF THE STOCK OPTIONS

     The Plan authorizes the issuance to employees of two types of stock-based awards: "Incentive Stock Options", which are intended to satisfy the definition of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (Code), and "Non-Qualified Stock Options", which fall outside the requirements of Section 422. Directors who are not employees of CWBC or its subsidiaries are eligible to receive only Non-Qualified Stock Options, while employees may, subject to the requirements of the Code, receive Incentive Stock Options.

     In general, the option exercise price for each share covered by an option equals the fair market value of the Common Stock on the date of grant. If the recipient owns in excess of 10% of the total combined vesting power of CWBC or any subsidiary, the exercise price of any Incentive Stock Option must be at least 110% of the fair market value on the date of grant.

     The Board has the discretion to determine the vesting schedule of all options under the Plan, provided that all options must vest at least 20% per year over five years from the date of grant.

     Stock Options must be exercised by payment in full of the exercise price, or, with the prior consent of the Board, may be exercised by the delivery of previously owned shares of Common Stock.

     If a plan participant's employment or affiliation as a Director with CWBC or a subsidiary ceases for any reason other than death, disability or for cause, the participant's options expire 90 days after the cessation (or any earlier date when the option's term expires). Vesting ceases at the time the affiliation ceases. If the participant's affiliation is terminated for cause, then the participant's options expire 30 days after termination (or any earlier date when the option's term expires), unless reinstated by the Board. If the participant dies while employed by CWBC, or during the 90-day period referred to above, the participant's estate may exercise any options that had vested on the date of death for a subsequent period of one year. After the disability of a participant, the participant may exercise options that had vested when the disability occurred for a subsequent period of one year.

TERMINATION OF STOCK OPTIONS AND THE PLAN

     The Plan terminates on January 23, 2007, the tenth anniversary of its adoption. No option exercised under the plan shall be exercisable for a period greater than ten years from its date of grant.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2003 were Ernst & Young LLP (Ernst). The Company has engaged Ernst as independent auditors for the fiscal year ending December 31, 2004. Representatives of Ernst will be invited to attend the Meeting. The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

AUDIT  FEES

     During the years ended December 31, 2003 and 2002, the aggregate fees billed by Ernst for the audit of the Company's consolidated financial statements for such fiscal year and for the review of the

Company's interim financial statements were $140,500 and $130,250, respectively. The Company was also billed aggregate fees of $7,500 in 2002 by Arthur Andersen LLP (Andersen) for review of the Company's first quarter interim financial statements.

AUDIT-RELATED  FEES

     During the years ended December 31, 2003 and 2002, the aggregate fees billed by Ernst for other audit-related services were $22,500 and $0, respectively.

TAX  FEES

     During the years ended December 31, 2003 and 2002, the aggregate fees billed by Ernst for professional services related to state and federal tax compliance and consulting were $84,600 and $74,200, respectively. The Company was also billed aggregate fees of $18,500 in 2002 by Andersen for professional services related to state and federal tax compliance and consulting.

OTHER  FEES

     During the years ended December 31, 2003 and 2002, there were no fees billed by Ernst for information technology consulting services.

     The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2003 was compatible with their independence. The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Ernst and the estimated fees for these services.

                           2005 SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company's 2005 Annual Meeting of Shareholders (2005 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than January 3, 2005. The proposals must also satisfy the conditions and procedures prescribed by the Securities and Exchange Commission
(SEC) in Rule 14a-8 for such proposals to be included in the Company's Proxy Statement for the 2005 Meeting, and must be limited to 500 words. To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1 % of the Company's securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2005 Meeting. Either the proposer, or a representative qualified under California law to present the proposal on the proposer's behalf, must attend the meeting to present the proposal. Shareholders may not submit more than one proposal.

     Shareholders wanting to recommend names of individuals for possible nomination to the Board may do so according to the following procedures:

          1. Contact the Corporate Secretary to obtain the Board membership criteria.

          2. Make typewritten submission to the Corporate Secretary naming the proposed candidate and specifically noting how the candidate meets the criteria as set forth by the Board.

          3. Submission must be received 120 days prior to the expected mailing date of the Proxy Statement.

          4. Submitter must prove they are a shareholder of the Company and have held those shares for at least one year at the time of submission.

          5. If the Submittee is aware of the submission, he or she must sign a statement indicating such.

          6. If the Submittee is not aware of the submission, the Submitter must explain why.

     The written submission must be mailed to:

     Corporate Secretary
     Community West Bancshares
     445 Pine Avenue
     Goleta, CA 93117-3474

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The SEC has in effect a rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. As a result, in the event a shareholder proposal is not submitted to the Company prior to April 9, 2004, the proxies solicited by the Board for the 2004 Annual Meeting will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

     The Company's Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy card promptly. If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy card obtained from your recordholder to vote personally at the Meeting.

                               By Order of the Board of Directors,

                               COMMUNITY WEST BANCSHARES

                               William R. Peeples,
                               Acting Chairman of the Board

Dated: April 9, 2004
Goleta, California

                                   APPENDIX A

                            Community West Bancshares
                       Nominating and Corporate Governance
                                Committee Charter

PURPOSE  AND  SCOPE

          The primary function of the Nominating and Corporate Governance Committee ("Committee") is to assist the Board of Directors ("Board") of Community West Bancshares ("Company") in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board's composition and structure, establishing criteria for Board membership and evaluating corporate policies relating to the recruitment of Board members; and (ii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders.

COMPOSITION  AND  MEETINGS

          The Committee shall be comprised of a minimum of three members of the Board as appointed by the Board, each of whom shall meet any independence requirements promulgated by the Securities and Exchange Commission, the NASDAQ Stock Market or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body"), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

          The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

          The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee shall report its actions to the Board and keep written minutes of its meeting which shall be recorded and filed with the books and records of the Company.

RESPONSIBILITIES  AND  DUTIES

          To  fulfill  its  responsibilities  and  duties,  the Committee shall:

               CORPORATE GOVERNANCE POLICY ESTABLISHMENT AND REVIEW

          1. Develop principles of corporate governance including, but not limited to, the establishment of a corporate code of ethics and conduct for all Directors, officers and employees of the company and its affiliates, ("Code of Conduct") designed to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in the company's periodic reports; and compliance with applicable governmental rules and regulations. The Code of Conduct shall be submitted by the committee to the Board and the Boards of the Company's affiliates for their approval.

          2. Review and assess the adequacy of the Code of Conduct approved by the board periodically, but at least annually. The Committee shall recommend any modifications to the Code of Conduct to the Board for approval. If so approved, the Company shall submit the revised Code of Conduct to the Boards of its affiliates for their approval.

          3. Direct members of the Company's senior management to report any violations of or non-compliance with the Code of Conduct to the committee.

          4. Be available to members of the Company's senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Conduct.

          5. Determine an appropriate response to material violations of or non-compliance with the Code of Conduct including, at the discretion of the committee, reporting any material violations of or non-compliance with the Code of Conduct to the appropriate Regulatory Body.

          6. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually and recommend any modifications to the charter if and when appropriate to the Board for its approval.

          7. Review and assess the adequacy of the charters of any committee of the Board ("Governing Documents") periodically to ensure compliance with any principles of corporate governance developed by the committee and recommend to the Board any necessary modifications to the Governing Documents.

BOARD COMPOSITION, NOMINATIONS AND SHAREHOLDER PROPOSALS

          1. Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulations which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

          2. Review the composition and size of the Board to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company. The mandatory retirement age of Board members shall be 80 years.

          3. Determine the criteria for selection of the Chairman of the Board, Board members and Board committee members.

          4. Evaluate the performance of current Board members proposed for re-election, and make recommendations to the Board regarding the appropriateness of members of the Board standing for re-election.

          5. Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Conduct or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

          6. Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board.

          7. Evaluate and recommend to the Board the appointment of Board members to committees of the Board.

          8. Evaluate and approve a slate of nominees for election to the Board and review the qualification, experience and fitness for service on the Board of any potential members of the Board.

          9. Review all stockholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

CRITERIA FOR EVALUATING BOARD NOMINEE CANDIDATES

               The Board should be composed of:

          1. Directors chosen with a view to bringing to the Board a variety of experiences and backgrounds.

          2. Directors who have high level managerial experience or are accustomed to dealing with complex problems.

          3. Directors who will represent the balance, best interests of the shareholders as a whole rather than special interest groups or constituencies, while also taking into consideration the overall composition and needs of the Board.

          4. A majority of the Board's Directors shall be independent Directors under the criteria for independence required by the SEC and NASDAQ.

     In considering possible candidates for election as an outside Director, the Nominating Committee and other directors should be guided by the foregoing general guidelines and by the following criteria:

          1. Each Director should be an individual of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy-setting and a reputation for working constructively with others.

          2. Each Director should have sufficient time available to devote to the affairs of the Company to carry out the responsibilities of a director.

          3. Each Director should be free of any conflict of interest that would interfere with the proper performance of the responsibilities of a Director.

          4. The Chief Executive is expected to be a Director. Other members of senior management may be considered, but Board membership is not necessary or a prerequisite to a higher management position.

Conflicts  of  Interest

          1. Resolve actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest instructions on how to conduct him or herself in matters before the Board that may pertain to the conflict.

          2. To the extent deemed necessary by the committee, engage outside counsel and/or independent consultants to review any matter under its responsibility.

          3. Take such other actions regarding the Company's corporate governance that are in the best interest of the Company and its shareholders as the Committee shall deem appropriate or as shall otherwise be required by any Regulatory Body.

                            COMMUNITY WEST BANCSHARES
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 27, 2004

     The undersigned hereby appoints Marcy Shewmon and Susan Thompson, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at the Holiday Inn, 5650 Calle Real, Goleta, California, on Thursday, May 27, 2004, at 6:00P.M,. and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

     1.   ELECTION  OF  DIRECTORS:
          -----------------------
          [ ]  FOR all nominees listed below   [ ]  WITHHOLD AUTHORITY

          Robert H. Bartlein                   William R. Peeples
          Jean W. Blois                        James R. Sims, Jr.
          John D. Illgen                       Kirk B. Stovesand.
          Lynda J. Nahra

          INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

          ______________________________________________________________________

     2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment thereof.

                      PLEASE SIGN AND DATE THE OTHER SIDE

THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE SEVEN NOMINEES FOR ELECTION AND FOR PROPOSAL 2. (Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)


               __________________________     Dated: ___________,  2004
               (Number of Shares)

               __________________________     _________________________
               (Please Print Your Name)       (Signature)

               __________________________     _________________________
               (Please Print Your Name)       (Signature, if held jointly)


               I do [ ]   do not [ ]   expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.